SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant  [ X ]
Filed by a Party other than the Registrant  [    ]

[   ]  Preliminary Proxy Statement
[   ]  Confidential, for use of the Commission only (as permitted by
       Rule 14a-6(e)(2)).
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                               PROCYON CORPORATION
                 ----------------------------------------------
                (Name of Registrant as Specified in Its Charter)

       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required
[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
           1) Title of each class securities to which transaction applies:
           2) Aggregate number of securities to which transaction applies:
           3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1 (Set forth the amount on which the filing fee is calculated and state how it was determined):
           4) Proposed maximum aggregate value of transaction:
           5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
           1) Amount Previously Paid:
           2) Form, Schedule or Registration Statement No.:
           3) Filing Party:
           4) Date Filed:

                               PROCYON CORPORATION

                                ----------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held December 5, 2005

                                ----------------

     Notice is hereby given that the Annual Meeting of Shareholders of Procyon Corporation, a Colorado corporation (the "Company"), will be held at the offices of Procyon Corporation, 1300 S. Highland Ave, Clearwater, Florida 33756 on Monday, December 5, 2005, at 5:00 P.M. Eastern time, or at any adjournment or adjournments thereof, for the following purposes:

     1. To elect six directors to hold office for the term set forth in the accompanying Proxy Statement and until their successors shall have been duly elected and qualified;

     2. To ratify the appointment of Ferlita, Walsh, & Gonzalez P.A. as independent auditors; and

     3. To consider and transact such other business as may properly come before the meeting or any adjournment thereof.

     ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING, although only shareholders of record at the close of business on October 17, 2005 will be entitled to notice of, and to vote at, the meeting or any adjournment thereof. The transfer books of the Company will not be closed.

                                            By Order of the Board of Directors,






                                            James B. Anderson
                                            Interim Chief Executive Officer

Clearwater, Florida
October 28, 2005

                                    IMPORTANT

PLEASE MARK, DATE, SIGN, NOTE ANY CHANGE OF ADDRESS AND RETURN THE ENCLOSED PROXY CARD IMMEDIATELY IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING, WE WILL BE GLAD TO RETURN YOUR PROXY SO THAT YOU MAY VOTE IN PERSON.

                               PROCYON CORPORATION
                             1300 S HIGHLAND AVENUE
                            CLEARWATER, FLORIDA 33756
                                 (727) 447-2998


                                 PROXY STATEMENT


                         ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held December 5, 2005


General

     The enclosed proxy is solicited by the Board of Directors of Procyon Corporation (hereinafter referred to as the "Company") for use at the Annual Meeting of Shareholders to be held at the Procyon Corporation, 1300 S. Highland Ave, Clearwater, Florida at 5:00 p.m., Eastern Time, on Monday, December 5, 2005, for the purposes set forth in the foregoing Notice of Annual Meeting of Shareholders. This Proxy Statement and the form of proxy will be mailed to shareholders on or about October 28, 2005. A shareholder giving a proxy has the power to revoke it at any time prior to its exercise by notifying the Secretary of the Company. Unless the proxy is revoked, or unless it is received in such form as to render it invalid, the shares represented by it will be voted in accordance with the instructions contained therein.

     The record date with respect to this solicitation is October 17, 2005. All holders of record of Common Stock and Preferred Stock of the Company as of the close of business on that date are entitled to vote at the meeting. As of October 17, 2005, the Company had a total of 8,210,338 voting shares consisting of 8,039,588 of Common shares, and 170,750 shares of Preferred Stock. Each share is entitled to one vote. A majority of the votes entitled to be cast constitutes a quorum. If a quorum exists, action on any matter other than the election of directors will be approved if the votes cast in person or by proxy at the meeting favoring the action exceed the votes cast opposing the action. In the election of directors, that number of candidates equaling the number of directors to be elected having the highest number of votes cast in favor of their election will be elected. Abstentions and broker non-votes are not counted in the calculation of the vote. The Company's officers and directors and director nominees, who are expected to vote for the directors nominated by the Board of Directors and to vote in accordance with the recommendations of the Board of Directors, own a majority of the Company's outstanding shares. A shareholder may revoke a proxy at any time prior to its being voted. If a proxy is properly signed and is not revoked by the shareholder, the shares it represents will be voted at the meeting in accordance with the instructions of the shareholder. If the proxy is signed and returned without specifying choices, the shares will be voted in accordance with the recommendations of the Board of Directors. The cost of this solicitation will be borne by the Company. Employees and directors of the Company may solicit proxies but will not receive any additional compensation for such solicitation. Proxies may be solicited personally or by mail, facsimile or telephone.

     As a matter of policy, the Company holds proxies, ballots and voting tabulations that identify individual shareholders confidential. Such documents are available for examination only by the inspectors of election, none of which is an employee of the Company, and certain employees associated with tabulation of the vote. The identity of the vote of any shareholder is not disclosed except as may be necessary to meet legal requirements.

                            I. ELECTION OF DIRECTORS

     All nominees for election as directors are now members of the Board of Directors. The Board of Directors knows of no reason why any nominee would be unable to serve as a director. If any nominee should for any reason become unable to serve, the shares represented by all valid proxies will be voted for the election of such other person as the Board of Directors may designate or the Board of Directors may reduce the number of directors to eliminate the vacancy.

     The following material contains information concerning the nominees, including their recent employment, positions with the Company, other directorships and age as of the date of this Proxy Statement.

                                    Capacities in                      Director
NAME                       Age      Which Served                       Since
----                       ---      ------------                       -----

Regina W. Anderson         58       Chief Executive Officer, and       2005
                                    Chairman of the Board.
Chester L. Wallack         64       Director                           1995
Fred W. Suggs, Jr.         59       Director                           1995
Alan B. Crane              55       Director                           1995
Richard T. Thompson        54       Director                           1998
Jeffery S. Slowgrove       48       Director                           1999


     John C. Anderson. Mr. Anderson, the Company's former Chief Executive Officer, President and Chairman of the Board, passed away on August 27, 2005.

     Regina Anderson. Ms. Anderson was appointed to fill the board of directors and Chairman of the board vacancies caused by the death of John C. Anderson on or about September 22, 2005. Also on September 22, 2005, Ms. Anderson was appointed to fill the vacancy in the office of Chief Executive Officer caused by the death of John C. Anderson, commencing on November 1, 2005. Ms. Anderson worked at HealthSouth Rehabilitation Hospital for the past ten years as Outpatient Director, in charge of the main outpatient center plus four satellite offices. As Outpatient Director, she was responsible for budgets involving over thirty thousand outpatient visits per year; marketing of multiple outpatient specialty programs; and staffing with thirty employees reporting directly to her. Prior to her work at HealthSouth, she worked as the lead clinician at Clearwater Rehabilitation Center. Regina was Vice-President of Operations at Stuffit Direct Marketing Company from 1980 through 1989. She was in charge of franchise sales and training; coupon processing/production as well as coordination among thirteen franchise offices. Regina was co-owner and President of Foxy's T-Shirt Shops and Le Shirt Company from 1978-1980. Foxy' had five locations. She worked as a Speech Language Pathologist with Morton Plant Hospital from 1970 through 1976. Regina received her Masters Degree from Kansas State University in 1970.

     Chester L. Wallack. Mr. Wallack has served as Chief Executive Officer of Felton West, Inc., a real estate development and construction company in Dover, Delaware, since 1990. Mr. Wallack is a retired United States Air Force officer having served as a pilot and in various management capacities. He graduated from the University of Kansas with a B.S. degree in Industrial Management and from Southern Illinois University with an M.B.A. degree in Finance.

     Fred W. Suggs, Jr. Mr. Suggs has been a practicing attorney since 1975. He is a partner in the Greenville, South Carolina office of Ogletree, Deakins, Nash, Smoak & Stewart, specializing in labor and employment law. He has been certified as a specialist in labor and unemployment law by the South Carolina

Supreme Court and is a frequent lecturer on labor and employment law issues. Mr. Suggs graduated from Kansas State University with a B.S. degree and he received his J.D. degree from the University of Alabama.

     Alan B. Crane. Mr. Crane is a partner in Crane Farms, a farming partnership in Larned, Kansas. In 1994, Mr. Crane was appointed by the governor of Kansas to the Kansas Water Authority to oversee project expenditures. He received a B.S. degree from Kansas State University.

     Richard T. Thompson. Since 1989, Mr. Thompson has been a principal of Sunproof Corporation of Florida, which markets and installs products, such as window film and solar shades, to reduce heat and glare in automobiles, residences and commercial offices. From 1986 to 1988, he was an officer and owner of American Industries, an injection molding enterprise. From 1979 through 1984, Mr. Thompson was the president and owner of Pinellas Millwork Company. In 1970, he purchased an office furniture and supply company, which was subsequently merged with another office products store to create one of the largest office products store in the Midwest. Mr. Thompson continued to serve as an officer and part owner until 1979.

     Jeffery Slowgrove. Since 1998, Mr. Slowgrove has been the President of JSS Management Consulting, Inc., a consulting firm in Palm Harbor, Florida, providing funding for start up organizations and advice on the business and management issues facing companies during early rapid growth and expansion phases. He co-founded IMRglobal Corp. in 1988 and has served as a director since its inception. From 1988 to 1998, he also served as Treasurer of IMRglobal Corp., which is a public company providing applications software-outsourcing solutions for the information technology departments of large businesses. He received a B.B.A. from the University of Michigan.

Significant Employees

     James B. Anderson. Mr. Anderson has served as the Company's Chief Financial Officer since June 28, 2005. In addition, since September 22, 2005, the Company appointed Mr. Anderson to serve as Interim Chief Executive Officer, until that position is filled by Regina Anderson on November 1, 2005. On June 28, 2005, Mr. Anderson was appointed to serve as the President of Sirius Medical Supply, Inc. Since 1993, Mr. Anderson has been involved with Amerx Health Care Corporation as its Chief Information Officer. In 1996, Mr. Anderson became involved with Procyon Corporation after its merger and has since performed the duties of Vice President of Operations. Prior to Mr. Anderson's work with the Company, he was involved with importing and exporting to Russia and Direct Mail Marketing. He received a B.S. from the University of South Florida. Mr. Anderson is the son of John C. Anderson, the Company's deceased President, Chief Executive Officer and Chairman of the Board, the son of Regina Anderson, the Company's Chairman of the Board and Chief Executive Officer commencing November 1, 2005, and the brother of Justice W. Anderson.

     Justice W. Anderson. Since June 28, 2005, Mr. Anderson has served as the Company's Vice President of Sales and Marketing and the President of Amerx Health Care Corporation. Since January of 2001, Mr. Anderson has been Vice President of Sales for Amerx Health Care Corp. He also serves on the board of the American Academy of Podiatric Practice Management. From August 2000 to January 2001 he served as Senior Sales Representative, and as a sales representative from May 2000 to August 2000. He received a B.A. degree from the University of Florida. Mr. Anderson is the son of John C. Anderson, the Company's deceased President, Chief Executive Officer and Chairman of the Board, the son of Regina Anderson, the Company's Chairman of the Board and Chief Executive Officer commencing November 1, 2005, and the brother of James B. Anderson.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth certain information regarding beneficial ownership of Common Stock as of October 17, 2005 by (i) each person known by the Company to own beneficially more than 5% of the outstanding Common Stock, (ii) each director or director nominee, and (iii) all executive officers and directors as a group. Each person has sole voting and sole investment or dispositive power with respect to the shares shown except as noted. As to the Company's preferred stock, as of October 17, 2005, no officer or director of the company owned any preferred shares. In addition, no individual shareholder beneficially owned more than 5% of the Company's preferred shares.


                                                    Common Shareholdings on
                                                        October 17, 2005
                                                        ----------------

                                                 Number of           Percent of
Name and Address(6)                               Shares                Class
-------------------                               ------                -----

Regina W. Anderson(7)                          3,410,000(3)             42.2
Chester L. Wallack (l)                           120,000(3)              1.4
Fred W. Suggs (l)                                160,000(3)              2.0
Alan B. Crane (1)                                 80,000(3)               *
Richard T. Thompson                               65,000(3)               *
Jeffery S. Slowgrove (2)                         716,200(5)              8.9
All directors and officers and
director nominees as a group (six persons)     4,551,200                56.3%
RMS Limited Partnership, 50 W. Liberty St,     1,600,000                19.8%
Suite 650, Reno, NV 89501

*Less than 1%

(1)  Member of the Compensation Committee.
(2)  Member of the Audit Committee.
(3) Includes 60,000 shares subject to currently exercisable options or options which will become exercisable within 60 days.
(4) Includes 20,000 shares subject to currently exercisable options or options which will become exercisable within 60 days.
(5) Includes 10,000 shares of subject to currently exercisable options or options which will become exercisable within 60 days.
(6) Except as noted above, the address for all persons listed is 1300 S. Highland Ave, Clearwater, Florida 33756
(7) Ms. Anderson holds the shares and options formerly held by our deceased Chief Executive Officer and President, John C. Anderson.

Compensation of Directors and Executive Officers.

     Summary Compensation Table. The following table sets forth the annual and long-term compensation for services in all capacities to the Company for the three fiscal years ended June 30, 2005, 2004 and 2003 of the Company's Chief Executive Officer (the "Named Officer"). No other officer of the Company received total annual salary and bonus in excess of $100,000 during the fiscal year ended June 30, 2005 ("Fiscal 2005"). The Company's former Chief Executive
Officer, President and Chairman of the Board, passed away August 27, 2005.

                                                                             Long Term Compensation Awards
                                    Fiscal     Annual       Compensation     Securities Underlying              All Other
Name and Principal Position         Year      Salary($)        Bonus($)      Options/SARs(#)                  Compensation($)

John C. Anderson,                   2005      $144,000          $ -0-             --                              $-0-
 President, Chief Executive         2004        99,000            -0-             --                               -0-
 Officer and Director               2003        86,000            -0-             --                               -0-


     Option Grants Table. No grants of stock options were made to the named officer during fiscal 2005.




     Aggregated Option Exercises in Last Fiscal Year and Year-End Option Values
Table. The following table sets forth information on the number of securities and value underlying exercisable and unexercisable options for the year ended
June 30, 2005.

                                                    Number of Securities Under-         Value of Unexercised In-
                       Shares                       lying Unexercised Options/         the-Money(1) Options/SARs
                       Acquired          Value      SARs at Fiscal Year-End            at Fiscal Year-End($)(2)
 Name                  on Exercise       Realized   Exercisable    Unexercisable     Exercisable      Unexercisable
 ----                  -----------       ----------------------    -------------     -----------      -------------

Regina W. Anderson         -0-             -0-        60,000             0           $12,450              $0

(1) Options are "in the money" if the fair market value of the underlying securities exceeds the exercise or base price of the option.
(2) The dollar values are calculated be determining the difference between the fair market value of the securities underlying the options at fiscal year end and the exercise or base price of the options. The closing bid price for the Common Stock was $0.42 on June 30, 2005, the last trading date for the end of the 2005 fiscal year.

Stock Option Plan

     The Company's 1998 Omnibus Stock Option Plan (the "1998 Plan") is designed as a comprehensive benefit plan that gives the Company the ability to offer a variety of equity based incentives and awards to persons who are key to the Company's growth, development and financial success. The 1998 Plan permits the grant of awards to directors, employees and consultants of the Company and its subsidiaries. The 1998 Plan provides for the grant of incentive stock options
("Incentive Stock Options") within the meaning of the Code, non-qualified stock options, restricted shares, performance units, performance shares, dividend equivalent, share appreciation rights ("SARs") and other forms of awards, including deferrals of earned awards, (collectively, the "Awards"). Employees and non-employees to whom an offer of employment has been extended, directors and consultants of the Company are all eligible participants for all Awards, except that Incentive Stock Options may be granted only to employees.


     The 1998 Plan is administered by the Compensation Committee of the Board of Directors, which construes and interprets the 1998 Plan, determines the terms and conditions of the Awards granted under the 1998 Plan, including the individuals who are to granted Awards, the exercise price, if any, the number of shares subject to an Award and the vesting and duration of Awards, subject to any restrictions contained in the 1998 Plan.

     The maximum number of shares of Common Stock reserved and available for Awards under the 1998 Plan is 1,000,000 and the Compensation Committee may limit the number of shares that may be awarded in the form of restricted stock Awards.

     The exercise price of Incentive Stock Options granted under the 1998 Plan must be at least equal to the fair market value of the Common Stock of the Company on the date of grant, and must be 110% of fair market value when granted to an employee who owns shares representing more than 10% of the voting power of all classes of stock of the Company. The exercise price of non-qualified stock options granted under the 1998 Plan can not be less than 85% of the fair market value of the Common Stock on the date of grant. The term of all options granted under the 1998 Plan may not exceed ten years, except the term of Incentive Stock Options granted to a 10% or more stockholder, may not exceed five years. The 1998 Plan may be amended or terminated by the Board of Directors, but no such action may impair the rights of a participant under a previously granted option.

     The 1998 Plan provides for the award of SARs and Performance Units and Performance Shares. A SAR is an incentive Award that permits the holder to receive (per share covered thereby) the amount by which the fair market value of a share of Common Stock on the date of exercise exceeds the fair market value of such share on the date the SAR was granted or at such date as the Compensation Committee designates. The Compensation Committee may grant SARs independently, in addition to, or in tandem (such that the exercise of the SAR or related stock option will result in forfeiture of the right to exercise the related stock option or SAR for an equivalent number of shares) with a stock option Award. A Performance Unit or Performance Share is an incentive Award whereby the Company commits to make a distribution depending on the attainment of a performance objective and condition established by the Committee and the base value of the Performance Unit or Performance Share.

     Upon termination of services of a non-employee director or consultant, all options issuable, but not yet granted, to such persons for services rendered shall be granted and all options shall remain exercisable for the original option term. Options granted to an employee are exercisable for specified periods of time ranging from one month to one year following an employee's termination depending on the circumstances of the termination, except that options granted to an employee terminated for cause shall not be exercisable to any extent after termination. An unexercised option is exercisable only to the extent that it was exercisable on the date of termination.

     The 1998 Plan provides that, in the event the Company enters into an agreement providing for the merger of the Company into another corporation, an exchange of shares with another corporation, the reorganization of the Company or the sale of substantially all of the Company's assets, unvested stock options become immediately vested and exercisable. Upon the consummation of the merger, exchange, reorganization or sale of assets, the successor corporation must assume all Awards or substitute another Award on substantially identical terms to the outstanding Award.

Compensation of Directors

     No employee of the Company receives any additional compensation for his services as a director. No non-employee director receives any compensation for his service; however, the Board of Directors has authorized payment of reasonable travel or other out-of-pocket expenses incurred by non-management directors in attending meetings of the Board of Directors. The Board of Directors may consider alternative director compensation arrangements from time to time.

Committees of the Board

     The Board of Directors has delegated certain of its authority to a Compensation Committee. The Compensation Committee is composed of Messrs. Wallack, Suggs and Crane. No member of the Compensation Committee is a former or current officer or employee of the Company.

     The primary function of the Compensation Committee is to review and make recommendations to the Board with respect to the compensation, including bonuses, of the Company's officers and to administer the Company's Option Plan.

     The Company in July 2004, formed an Audit Committee, composed solely of Mr. Slowgrove. Management believes that Mr. Slowgrove is independent and meets the definition of an Audit Committee Financial Expert within the meaning of applicable SEC rules. Previously, the entire board of directors acted as the Company's Audit Committee. The Audit Committee does not have a charter, but is in the process of developing one. The function of the Audit Committee is to review and approve the scope of audit procedures employed and to review and approve the audit reports rendered by the Company's independent auditors and to approve the audit fees charged by the independent auditors. In addition, pursuant to the Sarbanes-Oxley Act of 2002 and rules promulgated thereunder, the Audit Committee is responsible for, among other things, pre-approving all audit and non-audit services performed by the independent auditors, approving the engagement of the auditors and receiving certain reports from the independent auditors prior to the filing of the audit report. The Audit Committee reports to the Board of Directors with respect to such matters and recommends the selection of independent auditors.

     The Company does not have a Nominating Committee. However, the entire board of directors, which is comprised of a majority of independent directors, performs the function of a nominating committee. The Company believes that a separate committee is not necessary for a company of its size. For purposes of the foregoing statement, the Company has used the definition of "independent director" as contained in the corporate governance rules of the The Nasdaq Stock Market, Inc.("Nasdaq").

Nomination Procedures

     Shareholders may recommend director candidates for inclusion by the board of directors in the slate of nominees which the board recommends to shareholders for election. The qualifications of recommended candidates will be reviewed by the board. If the board determines to nominate a stockholder-recommended candidate and recommends his or her election as a director by the shareholders, his or her name will be included in the Company's proxy card for the stockholder meeting at which his or her election is recommended.

     Shareholders may recommend individuals to the board for consideration as potential director candidates by submitting their names and background to the Company's Corporate Secretary, at the Company's address set forth above. Such recommendations will be forwarded to the board. The board will consider a recommendation only if appropriate biographical information and background material is provided on a timely basis.

     The process followed or expected to be followed by the board to identify and evaluate candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the board.

     Assuming that appropriate biographical and background material is provided for candidates recommended by shareholders, the board will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by board members or by other persons. In considering whether to recommend any candidate for inclusion in the board's slate of recommended director nominees, including candidates recommended by shareholders, the board will consider, among other things, the candidate's:

     o    integrity and honesty,

     o ability to exercise sound, mature and independent business judgment in the best interests of the shareholders as a whole,

     o background and experience with manufacturing, retailing, operations, finance, marketing or other fields which will complement the talents of the other board members,


     o willingness and capability to take the time to actively participate in board and Committee meetings and related activities,

     o ability to work professionally and effectively with other board members and Company management,

     o availability to remain on the board long enough to make an effective contribution, and

     o absence of material relationships with competitors or other third parties that could present realistic possibilities of conflict of interest or legal issues; and

     o    experience with accounting rules and practices.

     The board does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. The board believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the board to fulfill its responsibilities.

Audit Committee Report

In September, 2005, the Audit Committee submitted to the Board of Directors the following report:

     I have reviewed and discussed with management the Company's audited financial statements for the year ended June 30, 2005 (the "Fiscal Year 2005 Financial Statements").

     I have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     I have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

     Based upon the reviews and discussions referred to above, I recommended to the Board of Directors that the Fiscal Year 2005 Financial Statements be included in the Company's Form 10-KSB for the year ended June 30, 2005.

     This Audit Committee Report shall not be deemed incorporated by reference in any document previously or subsequently filed with the Securities and Exchange Commission that incorporates by reference all or any portion of the proxy statement, in connection with the annual meeting, except to the extent that the Company specifically requests that this Report be specifically incorporated by reference.

     Date: September 26, 2005          Jeffrey S. Slowgrove

Board and Committee Attendance

     In fiscal 2005, the Board of Directors held three formal meetings. A majority of directors attended each meeting in person or by telephone. The Compensation Committee held no meetings during fiscal 2005. The Audit Committee held three meetings during fiscal 2005.

     The Company encourages, but does not require, Board members to attend the annual meeting of shareholders. Three of the directors attended last year's annual meeting.

Code of Ethics for Senior Financial Officers

     The Company has adopted a Code of Ethics for Senior Financial Officers. The Code of Ethics applies to all senior financial officers of the Company, including the Chief Executive Officer, the Chief Financial Officer, the Treasurer and any other person performing similar functions.

     The Board of Directors has unanimously approved and recommends that shareholders vote FOR the director nominees identified above.

II.  SELECTION OF AUDITORS

     The firm of Ferlita, Walsh & Gonzalez, P.A. has examined the financial statements of the Company for the fiscal year ended June 30, 1999, 2000, 2001, 2002, 2003, 2004 and 2005. Subject to shareholder approval, Ferlita, Walsh & Gonzalez, P.A. has been re-appointed by the Board of Directors to serve as the Company's independent auditors for the ensuing fiscal year.

     Audit Fees. In fiscal 2005, the Company paid to its independent accountants $30,730 in fees related directly to the audit and review of the Company's financial statements. In fiscal 2004, the Company paid to its independent accountants $25,210 in fees related directly to the audit and review of the Company's financial statements.

     Audit-Related Fees. The Company's independent accountants performed no other audit-related services for the Company during fiscal 2004 and 2005 other than the audit services described above.

     Tax Fees: In fiscal 2005, the Company paid to its independent accountants $1,000 in fees related directly to tax preparations. In fiscal 2004, the Company paid to its independent accountants $1,000 in fees related directly to tax preparations.

     All Other Fees: The Company's independent accountants performed no other services for the Company during fiscal 2004 and 2005 other than the audit and tax services described above..

     The board of directors of the Company considers the services provided by Ferlita, Walsh, & Gonzalez, P.A. to be compatible with maintaining Ferlita, Walsh & Gonzalez, P.A.'s independence.

     Audit Committee Pre-Approval Procedures. Procyon's independent auditor reports to, and is engaged at the direction of, the Audit Committee, with annual approval by the shareholders. Effective May 2003, the board implemented, and after the formation of the Audit Committee in July 15, 2004, the Audit Committee ratified, new procedures for the pre-approval of audit and non-audit services performed by the Company's independent auditors. The Audit Committee has the sole authority to pre-approve all audit and non-audit services provided by the independent auditors to the Company and acts to assure that the independent auditors are not engaged to perform specific non-audit services proscribed by law or regulation.

The Board of Directors recommends a vote FOR ratification of Ferlita, Walsh & Gonzalez P.A. as independent auditors for the Company.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the securities laws of the United States, the Company's directors, its executive officers, and any persons holding more than ten percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission and the Company. Specific due dates for these reports have been established and the Company is required to disclose any failure to file, or late filing, of such reports. Based solely on the Company's review of the reports and amendments thereto furnished to the Company and written representations that no other reports were required to be filed in fiscal 2005, the Company's officers, directors and beneficial owners of more than ten percent of its Common Stock complied with all Section 16(a) filing requirements.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Since its inception, Mr. John C. Anderson has made advances to the Company when necessary to fund its operations. At June 30, 2005, the Company owed him a total of $90,000 on these advances, which is the outstanding balance of a due-on-demand line of credit maintained by Mr. Anderson with a financial institution, collateralized Mr. Anderson's personal residence.

     Messrs. Wallack, Suggs, Crane and Thompson, have purchased a total of 261,000 shares of Preferred Stock at a price of $1 per share. Such purchases were made on terms and conditions, which were identical to the purchases made by all other private investors who purchased Preferred Stock.

ANNUAL REPORT

     The Annual Report to Shareholders for fiscal 2005 is being sent to all shareholders with this Proxy Statement. The Annual Report to Shareholders does not form any part of the material for the solicitation of any Proxy. The Annual Report to Shareholders contains the Company's Annual Report on Form 10-KSB for fiscal 2005, as filed with the Securities and Exchange Commission on September 28, 2005. An additional copy, without exhibits, is available without charge to any shareholder of the Company upon written request to James B. Anderson, Procyon Corporation, 1300 S Highland Ave, Clearwater, Florida 33756.

SHAREHOLDER PROPOSALS

     Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the "Exchange Act"), some stockholder proposals may be eligible for inclusion in the Company's Proxy Statement for the Company's 2005 Annual Meeting. Shareholders who intend to submit proposals for inclusion in the Proxy Statement relating to the year ending June 30, 2005 must do so by sending the proposal and supporting statements, if any, to the Company no later than June 17, 2006, and must meet the requirements of Rule 14a-8 under the Exchange Act. Such proposals should be sent to the attention of the Corporate Secretary, Procyon Corporation, 1300 S Highland Ave, Clearwater, Florida 33756. The submission of a stockholder proposal does not guarantee that it will be included in the Company's Proxy Statement.

                    SHAREHOLDER COMMUNICATIONS WITH THE BOARD

     The Board of Directors of the Company has implemented a process whereby shareholders may send communications to the Board's attention. Any shareholder desiring to communicate with the Board, or one or more specific members thereof, should communicate in a writing addressed to Procyon Corporation, 1300 S Highland Ave, Clearwater, Florida 33756. The Corporate Secretary of the Company has been instructed by the Board to promptly forward all such communications to the specified addressees thereof.

                                  OTHER MATTERS

     Except for the matters described herein, management does not intend to present any matter for action at the Annual Meeting and knows of no matter to be presented at such meeting that is a proper subject for action by the shareholders. However, if any other matters should properly come before the Annual Meeting, it is intended that votes will be cast pursuant to the authority granted by the enclosed Proxy in accordance with the best judgment of the person or person acting under the Proxy.

                                   Appendix A
                               PROCYON CORPORATION
          Annual Meeting of Shareholders to be held on December 5, 2005

KNOW ALL MEN BY THESE PRESENTS: that the undersigned shareholder of Procyon Corporation (the "Company") hereby constitutes and appoints Regina W. Anderson and Chester L. Wallack, or either of them, as attorneys and proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all of the shares of Common Stock or Preferred Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held December 5, 2005, and at any and all adjournments thereof with respect to the matters set forth below and described in the Notice of Annual Meeting of Shareholders and Proxy Statement dated October 28, 2005, receipt of which is acknowledged.

1. To consider and act upon a proposal to elect Regina W. Anderson, and Messrs. Chester L. Wallack, Fred W. Suggs, Jr., Alan B. Crane, Richard T. Thompson and Jeffery S. Slowgrove as directors to hold office for one-year terms or until their successors are elected and qualified.

          [    ] FOR ELECTION OF ALL NOMINEES (except as shown below)

          [    ] WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES

                 Instruction: To withhold authority to vote for any individual nominee, strike through the nominee's name below.

                        Regina W. Anderson        Chester L. Wallack
                        Fred W. Suggs, Jr.        Alan B. Crane
                        Richard T. Thompson       Jeffery S. Slowgrove

     2. To ratify the appointment of Ferlita, Walsh, & Gonzalez, P.A. as independent auditors of the Company.

          [    ] FOR RATIFICATION

          [    ] AGAINST RATIFICATION

          [    ] ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any and all adjournments thereof.

          [    ] AUTHORIZED TO VOTE

          [    ] ABSTAIN

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). IF NO INDICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED AND FOR PROPOSAL 1 AND THE PROXY HOLDERS WILL VOTE ON ANY PROPOSAL UNDER 3 IN THEIR DISCRETION AND IN THEIR BEST JUDGMENT.

Please mark, date, and sign exactly as your name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                Dated:
                                      --------------   -------------------------
                                                       Signature

    [Mailing Label]             Dated:
                                      --------------   -------------------------
                                                       Signature if held jointly


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